EXHIBIT 23

                       Consent of Independent Accountants
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, Registration Number 333-67212, of Superconductive Components, Inc. of our report dated February 14, 2002, relating to the financial statements which appear in the Company's Form 10-KSB for the year ended December 31, 2001.



                                                     /s/ Hausser + Taylor LLP



Columbus, Ohio
March 29, 2002